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                                                             EXHIBIT 10(n)(xiii)

[SILICON VALLEY BANK LOGO]

                           AMENDMENT TO LOAN AGREEMENT

BORROWER:                  CALBIOCHEM-NOVABIOCHEM CORPORATION
ADDRESS:                   10394 PACIFIC CENTER COURT
                           SAN DIEGO, CALIFORNIA  92121

DATE:                      JANUARY 24, 1996

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

         The Parties agree to amend the Loan and Security Agreement between them (the "Loan Agreement") dated July 28, 1995 and as amended by that Amendment to Loan Agreement dated November 22, 1995, effective as of September 30, 1995. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. MODIFICATION TO TANGIBLE NET WORTH COVENANT. The Tangible Net Worth financial covenant as set forth in the section of the Schedule to the Loan Agreement entitled "Financial Covenants (Section 4.1) is hereby deleted and replaced with the following:

 "TANGIBLE NET WORTH:         Parent shall maintain a tangible net worth of not
                              less than $10,200,000, excluding the amount of the foreign currency translation account.

         2. FEE. Borrower shall pay to Silicon a fee in the amount of $500 in connection with this Amendment, which fee shall be in addition to all interest and all other amounts payable hereunder, and which shall not be refundable.

         3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the

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SILICON VALLEY BANK                                 AMENDMENT TO LOAN AGREEMENT
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Loan Agreement, and all other documents and agreements between Silicon and the
Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

   BORROWER:                                     SILICON:

   CALBIOCHEM-NOVABIOCHEM                        SILICON VALLEY BANK
   CORPORATION

                                                 BY /s/ Rita Pirkl
                                                   _____________________________

                                                 TITLE  VP
                                                      __________________________

   BY    /s/ James G. Stewart
     _______________________________
         PRESIDENT OR VICE PRESIDENT

   BY    /s/ Arthur E. Roke
     _______________________________
        SECRETARY OR ASS'T SECRETARY

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